Exhibit 10.3
CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00094
Contractor Change Number SCT3026
EFFECTIVE DATE OF CHANGE ORDER:
January 18, 2024

1

Exhibit 10.3

TITLE: ATTACHMENT JJ – INSURANCE (INTERIM ADJUSTMENT)
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Attachment JJ, Section 1.2B (Interim Adjustment), Owner and Contractor shall execute a Change Order in accordance with Article 6 of the Agreement to amend the Insurance Provisional Sum amount in the Agreement to the Anticipated Actual Insurance Cost.

CHANGE

1.    Attachment JJ (Provisional Sums) [***]

2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the C-2 Payment Milestones as provided in Attachment 2 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
    Attachment 4 – Verification of Insurance– Construction All Risk (including excess windstorm and DSU)
    Attachment 5 – Insurance Premium Invoice – Marine Cargo & Marine Cargo DSU
    Attachment 6 – Quotation – Marine Warranty Surveys
Adjustment to Contract Price
1)    The original Contract Price was    $3,042,334,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 105,430,996
3)    The Contract Price prior to this Change Order was    $3,147,764,996
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    10,638,986
7)    The new Contract Price including this Change Order will be    $ 3,158,403,982

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

2

Exhibit 10.3
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

3

Exhibit 10.3
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: Initials: SFO Contractor AT Owner

[B]    ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~
shall not be deemed to compensate Contractor fully for such change.    Initials:      Contractor      Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
January 18, 2024 January 18, 2024
Date of Signing    Date of Signing

4

Exhibit 10.3

Exhibit 10.3
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

Exhibit 10.3
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00101
Contractor Change Number: SCT3027
EFFECTIVE DATE OF CHANGE ORDER:
January 30, 2024

TITLE: ATTACHMENT DD – UPDATE TO OWNER PROVIDED LIST OF TAX EXEMPT AND TAXABLE EQUIPMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 3.14 (Tax Accounting) and as requested by Owner, Contractor has updated the Equipment listed in Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment) with the Equipment that will be installed on or ordered for the Train 3 Liquefaction Facility.

CHANGE

1.    Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment) shall be updated pursuant to Attachment DD provided in Attachment 1 to this Change Order.

Attachments:
Attachment 1 – Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $3,042,334,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 116,069,982
3)    The Contract Price prior to this Change Order was    $3,158,403,982
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total Aggregate Equipment, Labor and Skills price will be unchanged
by this Change Order in the amount of    $    0
7)    The new Contract Price including this Change Order will be    $3,158,403,982

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Exhibit 10.3
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person         Senior Project Manager
Title    Title
January 30, 2024                         January 30, 2024
Date of Signing    Date of Signing

Exhibit 10.3

1

Exhibit 10.3
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3 OWNER: Rio Grande LNG, LLC CONTRACTOR: Bechtel Energy Inc.	DATE OF AGREEMENT: September 15, 2022 CHANGE ORDER NUMBER: Owner EC Number: EC00125 Contractor Change Number SCT3025 EFFECTIVE DATE OF CHANGE ORDER: January 30, 2024

TITLE: ATTACHMENT G – UPDATES AND ADDITIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 2.4B. (Subcontracts and Sub-subcontracts) Contractor has notified Owner of requested editorial updates to Subcontractor names and additions of new Subcontractors to Attachment G (Approved Subcontractors and Sub-subcontractors) and Owner has agreed to the edits and additions.

CHANGE

1.    Attachment G (Approved Subcontractors and Sub-Subcontractors) shall be updated per the Attachment G as provided in Attachment 1 to this Change Order.

Attachments to support this Change Order:
    Attachment 1: Attachment G (Approved Subcontractors and Sub-Subcontractors) as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $3,042,334,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 116,069,982
3)    The Contract Price prior to this Change Order was    $3,158,403,982
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of .........................................................................................................$    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of ........................................................................................................$    0
6)    The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of............................................................................$    0
7)    The new Contract Price including this Change Order will be    $3,158,403,982

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

2

Exhibit 10.3
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
January 30, 2024                             January 30, 2024
Date of Signing    Date of Signing

3

Exhibit 10.3

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3 OWNER: Rio Grande LNG, LLC CONTRACTOR: Bechtel Energy Inc.	DATE OF AGREEMENT: September 15, 2022 CHANGE ORDER NUMBER: Owner EC Number: EC00138 Contractor Change Number SCT3028 EFFECTIVE DATE OF CHANGE ORDER: March 26, 2024

TITLE: HRU SUBSTATION RELOCATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND

Early design development placed the Heat Recovery Unit (HRU) substation in the southeast corner of the Train 1 ISBL and the Train 2 ISBL under the Trains 1 and 2 EPC Agreement. The project teams of both Owner and Contractor reviewed and approved this during the 30% design model reviews on March 20, 2020 and the unit plot plan was subsequently issued for construction on April 15, 2020 which formulated the basis for Train 1 and replicated trains including Train 3.

[***]

CHANGE

Contractor shall perform all Work necessary to incorporate the following design optimizations to support future facility Equipment.

1.    Train 3 HRU Substation (3SS-1752)
Refer to Attachment 1 – Red-Line Mark-Up of DWG RG-BL-100-PIP-PP-00001; Unit Plot Plan LNG Train 1 and Attachment 2 – Red-Line Mark-Up of DWG RG-BL-000-PIP-PP-00016; Unit Plot Plan South Corridor 1. Note, these attachments are representative for Train 3:
    Relocate HRU Substation as indicated in Attachment 1 and Attachment 2 to this Change Order.
    Reserve space (Approx. 122’ x 183’) in the southeast corner of Train 3 for future EFG/NRU Equipment. Note, the suitability of available space to be determined and the necessary set-back from the road must be maintained.
2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.
3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as provided in Attachment 4 to this Change Order.
4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 5 to this Change Order.

1

Exhibit 10.3

Attachments to support this Change Order:
    Attachment 1 – Red-Line Mark-Up of DWG RG-BL-100-PIP-PP-00001; Unit Plot Plan LNG Train 1 (representative for Train 3)
    Attachment 2 – Red-Line Mark-Up of DWG RG-BL-000-PIP-PP-00016; Unit Plot Plan South Corridor 1 (representative for Train 3)
    Attachment 3 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 4 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 5 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)    The original Contract Price was    $3,042,334,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $116,069,982
3)    The Contract Price prior to this Change Order was    $3,158,403,982
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $2,161,500
7)    The new Contract Price including this Change Order will be    $3,160,565,482

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

2

Exhibit 10.3

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

3

Exhibit 10.3
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
March 26, 2024                             March 26, 2024
Date of Signing    Date of Signing

4